UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 2, 2021
 WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (757) 627-9088
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

Item 5.08 Shareholder Nominations.

The Board of Directors of Wheeler Real Estate Investment Trust, Inc (the “Company”) has established that the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) will be held on Thursday, July 15, 2021. Stockholders of record at the close of business on April 19, 2021 (the “Record Date”) and only such stockholders will be entitled to notice of and to vote at the 2021 Annual Meeting. The time and location of the 2021 Annual Meeting will be as set forth in the Company’s proxy statement for the 2021 Annual Meeting.

Because the date of the 2021 Annual Meeting differs by more than thirty days from the anniversary date of the Company’s 2020 annual meeting of stockholders, which was held on May 28, 2020, the deadline for submission of any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the deadlines for any stockholder to submit a nominee to serve as director or to submit a proposal to be considered at the meeting or for inclusion in the Company’s proxy materials outside of Rule 14a-8, as set forth in the Company’s proxy statement, filed with the United States Securities and Exchange Commission (the “SEC”) on April 10, 2020, no longer apply. Pursuant to the Company’s bylaws (the “Bylaws”) and Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadlines for such proposals by means of this report.

Pursuant to Rule 14a-8 of the Exchange Act, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must ensure that such proposal is received by, on or before the close of business on April 12, 2021, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission to be eligible for inclusion in the proxy materials for the 2021 Annual Meeting and must comply with the provisions contained in the Bylaws relating to stockholder proposals.

In accordance with the Bylaws, because the date of the 2021 Annual Meeting is not within thirty days of the anniversary of the Company’s 2020 annual meeting of stockholders, in order for a stockholder entitled to vote to bring a proposal or submit a nominee for director at the 2021 Annual Meeting, such stockholder must give notice to the Company in accordance with the Bylaws of such proposal or nominee and such notice by such stockholder must be received no later than the close of business on the tenth (10th) day following the day on which public announcement of the date of the 2021 Annual Meeting is first made. Accordingly, notice of stockholder proposals or nominations for director for the 2021 Annual Meeting must be received no later than 5:00 p.m. Eastern Standard Time on Monday, April 12, 2021.

Proposals and notices must be in writing and received by the Company’s Secretary, Angelica Beltran, at Riversedge North 2529 Virginia Beach Boulevard, Suite 200 Virginia Beach, Virginia 23452 and must also comply with the requirements set forth in the rules and regulations of the Exchange Act and the Bylaws.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Daniel Khoshaba
Name: Daniel Khoshaba
Title: Chief Executive Officer
Dated: April 2, 2021